UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________________
FORM 8-K
_____________________________
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 24, 2020

Commission File Number: 1-11607
DTE Energy Company

Michigan	38-3217752
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

Registrant address of principal executive offices: One Energy Plaza, Detroit, Michigan 48226-1279
Registrant telephone number, including area code: (313) 235-4000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Exchange on which Registered
Common stock, without par value	DTE	New York Stock Exchange

2012 Series C 5.25% Junior Subordinated Debentures due 2062	DTQ	New York Stock Exchange

2016 Series B 5.375% Junior Subordinated Debentures due 2076	DTJ	New York Stock Exchange

2016 Series F 6.00% Junior Subordinated Debentures due 2076	DTY	New York Stock Exchange

2017 Series E 5.25% Junior Subordinated Debentures due 2077	DTW	New York Stock Exchange

6.50% Corporate Units	DTV	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 under the Securities Act (17 CFR 230.405) or Rule 12b-2 under Exchange Act (17 CFR 240.12b-2).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.      Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 23, 2020, the Board of Directors of DTE Energy Company (the “Company” or “DTE Energy”) elected David S. Ruud, DTE Energy’s Senior Vice President, Corporate Strategy & Development, as Senior Vice President and Chief Financial Officer, effective May 4, 2020. Current Senior Vice President and Chief Financial Officer, Peter B. Oleksiak, has resigned as Senior Vice President and Chief Financial Officer effective May 3, 2020 pursuant to a Transition and Separation Agreement (the “Separation Agreement”), the terms of which are described below, but will remain with the Company through December 31, 2020 to assist in the transition. Mr. Ruud, 53, has served as Senior Vice President, Corporate Strategy & Development of DTE Energy since 2019, prior to which Mr. Ruud served as President of DTE’s Power and Industrial business since 2008.

Chief Financial Officer Compensation Arrangement
Effective May 4, 2020, Mr. Ruud will receive a $54,000 increase in base salary, but will no longer receive a $30,000 executive benefit allowance. In addition, his Annual Incentive Plan (“AIP”) target percentage will increase from 65% to 70%. Mr. Ruud’s Long-Term Incentive Plan (“LTIP”) target percentage will remain unchanged in 2020 but will increase from 115% to 180% beginning in 2021. More information about the AIP and LTIP may be found in the Company’s 2020 Proxy Statement.

Separation Agreement with Mr. Oleksiak
In connection with his resignation, Mr. Oleksiak entered into the Separation Agreement with the Company. Under the terms of the Separation Agreement, Mr. Oleksiak will continue serving, and be compensated at his current salary, as the Company’s Senior Vice President and Chief Financial Officer until May 3, 2020 (the “Transition Date”), on which date he will resign as a director, trustee or executive officer at the Company and any Company affiliate. Following the Transition Date, Mr. Oleksiak will serve as Senior Vice President/Special Advisor to the Company’s Chief Executive Officer until December 31, 2020 (the “Separation Date”), after which date Mr. Oleksiak will no longer be employed by the Company in any capacity. From the Transition Date through the Separation Date, Mr. Oleksiak will be paid an annual base salary of $250,000 and shall remain eligible to participate in the Company’s employee benefit plans. During the transition period, Mr. Oleksiak will transition his former duties and responsibilities to Mr. Ruud and such other business matters as may be reasonably requested.

Additionally, in consideration of Mr. Oleksiak’s general release of claims, Mr. Oleksiak will be paid a lump sum of $252,600 on or before March 15, 2021. He will also receive the necessary age and service credits to qualify for retirement benefits under the Company’s Executive Supplemental Retirement Plan (“ESRP”) and be eligible to receive a Management Supplemental Benefit Plan under the ESRP. Mr. Oleksiak will remain eligible to participate in the Company’s AIP through the Transition Date, with such AIP benefit calculated with the necessary age and service credits to be eligible for an award as a retiree under the AIP, pro-rated through the Transition Date. Additionally, Mr. Oleksiak’s outstanding awards under the LTIP will become non-forfeitable and otherwise unrestricted such that he will receive a pro-rated LTIP award as a retiree.

A copy of the Company's press release announcing the changes is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 7.01.    Regulation FD Disclosure.

In its press release and this filing, DTE Energy discusses 2020 operating earnings guidance. It is likely that certain items that impact the company's 2020 reported results will be excluded from operating results. Reconciliations to the comparable 2020 reported earnings guidance are not provided because it is not possible to provide a reliable forecast of specific line items (i.e. future non-recurring items, certain mark-to-market adjustments and discontinued operations). These items may fluctuate significantly from period to period and may have a significant impact on reported earnings.

In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K, including Exhibits 99.1, shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall they be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth in such a filing.

Item 9.01.     Financial Statements and Exhibits.

(d)     Exhibits

99.1	Press Release of DTE Energy Company dated March 24, 2020.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

Forward-Looking Statements:

In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K, including Exhibits 99.1, shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall they be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth in such a filing.This Form 8-K contains forward-looking statements that are subject to various assumptions, risks and uncertainties. It should be read in conjunction with the “Forward-Looking Statements” section in DTE Energy's and DTE Electric Company's (DTE Electric) 2019 Form 10-K (which section is incorporated by reference herein), and in conjunction with other SEC reports filed by DTE Energy and DTE Electric that discuss important factors that could cause DTE Energy's and DTE Electric's actual results to differ materially. DTE Energy and DTE Electric expressly disclaim any current intention to update any forward-looking statements contained in this report as a result of new information or future events or developments.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 24, 2020

DTE ENERGY COMPANY (Registrant)

/s/Lisa A. Muschong
Lisa A. Muschong
Vice President, Corporate Secretary and Chief of Staff